Loan Agreement

(Serial No.: 2007-08)

This loan agreement (Hereinafter referred to as "the Agreement") is made and entered into in Dalian as of August 6, 2007 by both parties listed as below:

Party A (Lender): Shubin Wang (ID No.: [220622196506270630])

Party B (Borrower): Dalian Vitup Helthcare Management Co., Ltd.
Registered Address: 108-1, **108-1 Nashan Road**,Zhongshan District,**Dalian, P.R.C.**

Whereas:

1. Party A is the largest shareholder of Dalian Vitup Healthcare Management Co., Ltd. registered in Dalian, Party B is a whole-owned subsidiary of Nevada Company.
2. Party B is subsidiary company of China Vitup Health Care Holdings Co., Ltd.

Now therefore, through friendly negotiation, Party A and Party B hereby agree it as follows:

1. According to the terms and provisions as prescribed in this agreement, Party A agrees to make a free loan to Party B amounted to UDS $406,892.00 to be used for cash flow for Dalian Vitup Healthcare Management Co., Ltd.
2. Party A and Party B both agree that Party B can pay the loan in 1 installment to Party B. After the acceptance of the loans, Party B presented a loan receipt to Party A to serve as an evidence for the specific amount Party B has received from Party A.

3. Both Parties agreed that Party B shall pay the $406,892.00 to Party A before June 30, 2008, and both Parties agreed that no any interest between this transactions.

4. Each party shall hold in confidence any such information as in connection with the business, operation, financial situation of Company and other confidential information obtained through the execution of this agreement.

5. This original agreement is done in quadruplicate, each party holds two, and each original has equal legal effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first herinabove written.

[Signature Page Followed]

[Signature Page]

Party A: Wang Shubin

Authorized Representative:________________________________

Party B: Dalian Vitup Healthcare Management Co.,Ltd.

Chief Executive Officer:________________________________